Aquestive Therapeutics Announces New Role of Lori J. Braender and Appointment of Thomas A. Zalewski as Chief Legal Officer and Chief Compliance Officer • Thomas A. Zalewski, a Partner at Day Pitney LLP, appointed Chief Legal Officer and Chief Compliance Officer effective April 2, 2026 • Lori J. Braender to remain in a non-executive role as Corporate Secretary after nearly eight years as Chief Legal Officer, Chief Compliance Officer and Corporate Secretary WARREN, N.J., March 20, 2026 - Aquestive Therapeutics, Inc. (NASDAQ: AQST) ("Aquestive" or the "Company"), a pharmaceutical company advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies, today announced the appointment of Thomas A. Zalewski as Chief Legal Officer and Chief Compliance Officer, effective April 2, 2026, succeeding Lori J. Braender, who will be stepping down as Chief Legal Officer and Chief Compliance Officer and remaining as Corporate Secretary of the Company. Mr. Zalewski brings to Aquestive extensive experience advising life sciences and healthcare companies on strategic, commercial, and regulatory matters, having served most recently as a Partner and Chair of the Healthcare and Life Sciences practice at Day Pitney LLP. "We are delighted to welcome Tom to Aquestive. His deep expertise in life sciences law, his track record advising companies at critical stages of their development, and his familiarity with our Company make him ideally suited to support our mission as we advance Anaphylm, the first and only oral epinephrine rescue medication, toward approval for patients around the world," said Daniel Barber, President and Chief Executive Officer of Aquestive. "I also want to express our sincere gratitude to Lori for her nearly eight years of dedicated service and the significant contributions she has made in building the legal and compliance foundation of this Company. We are grateful that Lori will continue as Corporate Secretary of the Company." "I have had the privilege of working closely with Aquestive and its leadership team for many years as outside counsel, developing a deep appreciation for the Company’s mission, team, and commitment to patients,” said Mr. Zalewski. “I am honored to now join the Company in this role and look forward to continuing that work from within as we support its next phase of growth and advance Anaphylm toward the patients who need it, if approved by the FDA." Mr. Zalewski joins Aquestive as Chief Legal Officer and Chief Compliance Officer effective April 2, 2026. Mr. Zalewski is a Partner at Day Pitney LLP, where he serves as Chair of the firm's Healthcare and Life Sciences practice. He has considerable experience advising life sciences, technology, and healthcare companies on a broad range of strategic and commercial matters, including mergers and acquisitions, licensing and intellectual property transactions, corporate governance, and regulatory matters. Mr. Zalewski has also served as outside general counsel to emerging and middle-market companies and previously served as a senior member of the legal team at Dendrite International, Inc. (now IQVIA), a publicly held provider of technology, sales, and marketing solutions to the global life sciences industry. He received a B.A. from Rutgers University and a J.D. from Seton Hall University School of Law. Ms. Braender joined Aquestive Therapeutics in September 2018 as Chief Legal Officer, Chief Compliance Officer and Secretary. Ms. Braender will remain as Corporate Secretary of the Company effective as of April 2, 2026. Prior to joining the Company, Ms. Braender was an attorney at Day Pitney LLP for 35 years, most recently serving as a Partner and Chair of the firm's Life Sciences Practice Group. Ms. Braender received a Bachelor of Science from Rider University and a J.D. from Seton Hall University School of Law. Inducement Grant under Nasdaq Listing Rule 5635(c)(4) Under the Company’s 2022 Equity Inducement Plan, Mr. Zalewski will receive an equity award of 100,000 Restricted Stock Units (the “Inducement RSUs”) and an equity award of 75,000 non- qualified common stock options (the “Inducement Options”), each award to be granted on the second full trading date following the date of the next public release of quarterly or annual financial results. The Inducement RSUs and the Inducement Options will vest 25% after each of the first and second anniversaries of the grant date, and 50% on the third anniversary of the grant date, subject to continued employment through the applicable grant date. The Inducement Options will have a term of ten years and an exercise price per share equal to the closing price of Aquestive’s common stock on the Nasdaq Global Market on May 8, 2026, the scheduled grant date of the award. The Inducement RSUs and the Inducement Options are being granted in reliance on the employment inducement exemption provided under Nasdaq Listing Rule 5635(c)(4), and these awards were approved by the independent Compensation Committee of the Board of Directors of the Company as a material inducement for Mr. Zalewski’s acceptance of employment with Aquestive. The Inducement RSUs and the Inducement Options were granted outside of the Company’s 2018 Equity Incentive Plan. About Aquestive Therapeutics, Inc. Aquestive is a pharmaceutical company advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies. The worldwide leader in delivering trusted, quality medications on oral film, Aquestive operates as both a developer of its own proprietary products and a Contract Development and Manufacturing Organization (CDMO) for licensees, with its headquarters in New Jersey and U.S.-based manufacturing facilities in Indiana. The Company is the exclusive manufacturer of four commercialized products marketed by its licensees across six continents using proprietary, best-in-class technologies like PharmFilm®. Aquestive's AdrenaVerse™ platform contains a library of more than 20 epinephrine prodrugs enabling the pursuit of various potential allergy and dermatological indications. The Company is advancing Anaphylm™ (dibutepinephrine) sublingual film for the treatment of severe allergic reactions, including anaphylaxis, and AQST-108 (epinephrine prodrug) topical gel for various potential dermatological conditions, including alopecia areata. For more information, visit Aquestive.com and follow us on LinkedIn.

Forward Looking Statement This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidates, including Anaphylm™ (dibutepinephrine) sublingual film and AQST-108 (epinephrine prodrug) topical gel, through clinical development and approval by the U.S. Food and Drug Administration (FDA) for the respective targeted indications; the advancement and related timing of potential international regulatory filings and marketing authorization of Anaphylm outside of the U.S.; and that Anaphylm will be the first and only oral administration of epinephrine, if Anaphylm is approved by the FDA. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials, including relating to Anaphylm and AQST-108, and other risks and uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward- looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. Investor Contact: Brian Korb astr partners brian.korb@astrpartners.com